EXHIBIT 10.30
SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED RECEIVABLES SALE AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of November 10, 2021 (the “Second Amendment Closing Date”), is by and between T-MOBILE FINANCIAL LLC (“Finco”), as seller (the “Seller”), and T-MOBILE HANDSET FUNDING LLC, as purchaser (the “Purchaser”).
RECITALS:
WHEREAS, the parties hereto are parties to the Third Amended and Restated Receivables Sale Agreement, dated as of October 23, 2018 (as amended by the First Amendment thereto, dated as of November 2, 2020, the “Existing RSA” and, as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “RSA”);
WHEREAS, the parties hereto wish to amend the Existing RSA, pursuant to Section 8.01(b) thereof, as set forth in this Amendment, among other things, to (i) add provisions with respect to the sale by Finco to the Purchaser of Purchased Assets that Finco may purchase from time to time from Other TMUS Originators pursuant to the Conveyancing Agreement and (ii) add provisions with respect to the sale by Finco to the Purchaser of EIP Dealer Receivables; and
WHEREAS, the Administrative Agent and each of the Owners has consented to this Amendment in satisfaction of the consent requirements under Section 8.01(b) of the Existing RSA and Section 3.9(c) of the RPAA, as evidenced by the signature pages of this Amendment;
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment (including in the introductory paragraph and the recitals) and not otherwise defined herein shall have the meanings ascribed thereto in the Existing RSA or, if not defined therein, in the Third Amended and Restated Receivables Purchase and Administration Agreement, dated as of October 23, 2018 (as amended on December 21, 2018, February 14, 2020, April 30, 2020, November 2, 2020 and August 16, 2021, the “Existing RPAA” and, as further amended on the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “RPAA”), among the Purchaser, as transferor, Finco, in its individual capacity and as servicer, T-Mobile US, Inc. and T-Mobile USA, Inc., jointly and severally, as performance guarantors, the Conduit Purchasers party thereto from time to time, the Committed Purchasers party thereto from time to time, the Funding Agents for the Ownership Groups party thereto from time to time, and The Royal Bank of Canada, as administrative agent (the “Administrative Agent”).
ARTICLE 2

AMENDMENTS
Section 2.01    Amendments to the Existing RSA. The parties hereto hereby agree, subject to the terms and conditions set forth herein and in reliance on the representations,

warranties, covenants and agreements contained herein, that, effective as of the Second Amendment Closing Date, the Existing RSA shall be amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text), as set forth in the marked conformed copy of the RSA attached as Exhibit A hereto.
ARTICLE 3

EFFECTIVENESS; RATIFICATION
Section 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on each of the parties hereto and their respective successors and assigns, as of the Second Amendment Closing Date, upon the execution and delivery of this Amendment by the signatories hereto.
Section 3.02    Incorporation; Ratification.
(a)    On and after the Second Amendment Closing Date this Amendment shall be a part of the RSA and each reference in the RSA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RSA shall mean and be a reference to such RSA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RSA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
ARTICLE 4

MISCELLANEOUS
Section 4.01    No Other Amendments or Consents; Status of RSA. The Administrative Agent and the Owners (constituting the Required Owners) hereby consent to this Amendment in accordance with Section 3.9(c) of the RPAA and Section 8.01 of the RSA. The Owners’ consent to this Amendment is limited as specified and shall not be construed as a consent to the amendment of or waiver of any other term or provision of the RPAA or the RSA. Nothing herein releases, modifies, alters, amends or otherwise changes (or shall be deemed to release, modify, alter, amend or change) any of the rights, remedies, powers or privileges of the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent under or in connection with the RPAA, except as expressly provided herein. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or other waiver of any kind under or in connection with the RPAA or the RSA or entitle the Transferor to receive any such waiver (or consent) under the RPAA or the RSA.
Section 4.02    Representations and Warranties. Finco hereby represents and warrants that its representations and warranties set forth in Section 3.01 of the RSA are true and correct in all material respects as of the date hereof.
Section 4.03    Status of the Related Documents. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the Related Documents.
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Section 4.04    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.05    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart, it being understood and agreed that any counterpart may be executed in electronic signature format and such execution shall be effective as delivery of a manually executed original counterpart of this Amendment.
Section 4.06    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment a shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signatures on Following Page]

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IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.
T-MOBILE FINANCIAL LLC,
as Seller
By:/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Assistant Treasurer
T-MOBILE HANDSET FUNDING LLC,
as Purchaser
By:/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 8.01(b) OF THE EXISTING RSA AND SECTION 3.9(c) OF THE RPAA:
ROYAL BANK OF CANADA,
as Administrative Agent
By:/s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory
OLD LINE FUNDING, LLC,
as a Conduit Purchaser
By: Royal Bank of Canada, as Attorney-in-Fact
By:/s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory
ROYAL BANK OF CANADA,
as a Committed Purchaser and as Funding Agent
By:/s/ Thomas C. Dean
Name: Thomas C. Dean
Title: Authorized Signatory
By:/s/ Ross Shaiman
Name: Ross Shaiman
Title: Authorized Signatory

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE RPAA:

LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
as a Committed Purchaser
By:/s/ H. Johnsdorf
Name: Johnsdorf
Title: Associate
By:/s/ Osterloh
Name: Osterloh
Title: VP
LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
as a Funding Agent
By:/s/ H. Johnsdorf
Name: Johnsorf
Title: Associate
By:/s/ Osterloh
Name: Osterloh
Title: VP

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE RPAA:
GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser
By:/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
MUFG BANK, LTD.,
as a Committed Purchaser
By:/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director
MUFG BANK, LTD.,
as a Funding Agent
By:/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE RPAA:
STARBIRD FUNDING CORPORATION,
as a Conduit Purchaser
By:/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President
BNP PARIBAS,
as a Committed Purchaser
By:/s/ Advait Joshi
Name: Advait Joshi
Title: Director
By:/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director
BNP PARIBAS,
as a Funding Agent
By:/s/ Advait Joshi
Name: Advait Joshi
Title: Director
By:/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Director

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE RPAA:
MIZUHO BANK, LTD.,
as a Committed Purchaser
By:/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director
MIZUHO BANK, LTD.,
as a Funding Agent
By:/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE RPAA:
SHEFFIELD RECEIVABLES COMPANY LLC,
as a Conduit Purchaser
By:/s/ Chin-Yong Choe
Name: Chin-Yong Choe
Title: Director
BARCLAYS BANK, PLC,
as a Committed Purchaser
By:/s/ Chin-Yong Choe
Name: Chin-Yong Choe
Title: Director
BARCLAYS BANK PLC,
as a Funding Agent
By:/s/ Chin-Yong Choe
Name: Chin-Yong Choe
Title: Director

EXHIBIT A

CONFORMED COPY (NOT EXECUTED IN THIS FORM) OF THIRD AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, DATED AS OF OCTOBER 23, 2018 (CONFORMED WITH FIRST AMENDMENT DATED AS OF NOVEMBER 2, 2020 AND SECOND AMENDMENT DATED AS OF NOVEMBER 10, 2021), MARKED TO SHOW SECOND AMENDMENT REVISIONS

[ATTACHED]

EXECUTION VERSION
[CONFORMED WITH FIRST AMENDMENT DATED AS OF NOVEMBER 2, 2020 AND SECOND AMENDMENT DATED AS OF NOVEMBER 10, 2021]

THIRD AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

by and between

T-MOBILE FINANCIAL LLC
as Seller
and
T-MOBILE HANDSET FUNDING LLC
as Purchaser

Dated as of October 23, 2018

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS                                    ~~1~~2
Section 1.01    General                                ~~1~~2
Section 1.02    Additional Specific Defined Terms                2
ARTICLE II TRANSFERS OF PURCHASED ASSETS                    ~~2~~3
Section 2.01    Conveyance of the Purchased Assets                ~~2~~3
Section 2.02    Assignment of Agreement                    5
Section 2.03    Conditions Relating to Sales of Receivables.            ~~5~~6
Section 2.04    Deferred Payment Amount                    6
ARTICLE III REPRESENTATIONS AND WARRANTIES                ~~6~~7
Section 3.01    Representations and Warranties                    ~~6~~7
Section 3.02    Receivables Representations and Warranties            ~~8~~9
Section 3.03    Survival of Representations; Reliance                ~~8~~9
ARTICLE IV PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS                                 9
Section 4.01    Filing                                9
Section 4.02    Name Change or Reorganization                    9
Section 4.03    Sale Treatment                            ~~9~~10
ARTICLE V REMEDIES UPON MISREPRESENTATION                10
Section 5.01    Breach of Representations and Warranties            10
Section 5.02    Retransfer of Written-Off Receivables                ~~10~~11
Section 5.03    ~~Jump Repurchases    10~~Upgrade Contract Payment Right
Reassignments; Malbec Retransfers              11
Section 5.04    EPS/HPP Receivables Retransfer                    ~~11~~12
Section 5.05    Credit Agreement Responsibility Transfers.            ~~11~~12
Section 5.06    Seller Deposits                            ~~12~~13
ARTICLE VI COVENANTS                                    13
Section 6.01    Compliance with Law                        13
Section 6.02    Performance of Credit Agreements                13
Section 6.03    No Adverse Claims                        ~~13~~14
Section 6.04    Modification of Receivables                    ~~13~~14
Section 6.05    Marking of Records                        14
Section 6.06    Sales Tax                                14
Section 6.07    Obligations of Finco                        14
Section 6.08    Books of Account                            ~~14~~15
Section 6.09    Corporate Existence; Merger or Consolidation            ~~14~~15
Section 6.10    Separate Existence.                        ~~14~~15
Section 6.11    Notice of Breach                            15
ARTICLE VII CERTAIN OTHER AGREEMENTS    15
Section 7.01    Security Interests                            ~~15~~16
Section 7.02    Application of Excess Purchaser Funds                ~~15~~16
Section 7.03    Delivery of Collections                        ~~15~~16
Section 7.04    Separate Entity Existence                        16
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Section 7.05    Right of First Refusal                        16
Section 7.06    Term.                                16
Section 7.07    Seller Indemnification.                        16
Section 7.08    Operation of Indemnities.                        ~~16~~17
ARTICLE VIII MISCELLANEOUS                                ~~16~~17
Section 8.01    Amendment.                            ~~16~~17
Section 8.02    Notices                                ~~17~~18
Section 8.03    Merger and Integration                        ~~18~~19
Section 8.04    Headings                                ~~18~~19
Section 8.05    Survival of Representations and Warranties            ~~18~~19
Section 8.06    Governing Law                            19
Section 8.07    No Bankruptcy Petition                        19
Section 8.08    Severability of Provisions                        19
Section 8.09    No Waiver; Cumulative Remedies                ~~19~~20
Section 8.10    Counterparts                            ~~19~~20
Section 8.11    Other Agreements                            ~~19~~20
Section 8.12    JURISDICTION                            ~~19~~20
Section 8.13    WAIVER OF JURY TRIAL                    20
Section 8.14    Parties’ Agreement                        20
Section 8.15    Further Assurances                        ~~20~~21
Section 8.16    Third-Party Beneficiaries.                        ~~20~~21

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This THIRD AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, dated as of October 23, 2018 (as amended on November 2, 2020 (the “First RSA Amendment”) and on November 10, 2021 (the “Second RSA Amendment”) and as may be further amended, supplemented or otherwise modified from time to time, this “Agreement”), is made by and between T-MOBILE FINANCIAL LLC, a Delaware limited liability company, as the seller hereunder (“Finco” or the “Seller”) in respect of Purchased Assets (as defined herein), and T-MOBILE HANDSET FUNDING LLC, a Delaware limited liability company, as transferee hereunder (in such capacity, the “Purchaser”) with respect to the Purchased Assets conveyed from time to time by Seller hereunder.
WHEREAS, Finco and the Purchaser have previously entered into the Receivables Sale Agreement, dated as of November 18, 2015, as amended by the First Amendment to Receivables Sale Agreement, dated as of March 18, 2016 (such agreement, as amended, supplemented, or otherwise modified prior to the date hereof, the “Original Agreement”);
WHEREAS, Finco and the Purchaser have previously amended and restated the Original Agreement on June 6, 2016 and August 21, 2017 (such agreement, as amended, supplemented, or otherwise modified prior to the date hereof, the “Existing Agreement”);
WHEREAS, Finco and the Purchaser wish to amend and restate the Existing Agreement in its entirety and to set forth the terms and conditions pursuant to which the Purchaser will, from time to time, acquire Purchased Assets from Finco hereunder;
WHEREAS, Finco has sold and wishes to continue to sell ~~Purchased Assets from time to time to the Purchaser;~~, from time to time, Purchased Assets to the Purchaser, which Purchased Assets may, from and after the November 2021 Amendment Closing Date, include, but will not be limited to, (i) EIP Dealer Receivables and (ii) Purchased Assets that Finco will purchase, from time to time, from Other TMUS Originators pursuant to the Conveyancing Agreement;
WHEREAS, the Purchaser has transferred and desires to continue to transfer Purchased Assets to Royal Bank of Canada, as Administrative Agent for the Owners (the “Administrative Agent”) pursuant to that certain Third Amended and Restated Receivables Purchase and Administration Agreement, dated as of October 23, 2018 (as amended through the November 2021 Amendment Closing Date and as the same may from time to time be further amended, supplemented or otherwise modified, the “Receivables Purchase and Administration Agreement”), among the Purchaser, as transferor, Finco, in its individual capacity and as servicer (in such capacity, the “Servicer”), T-Mobile US, Inc., in its capacity as performance guarantor under the Performance Guaranty, T-Mobile USA, Inc., in its capacity as performance guarantor under the Performance Guaranty, the Conduit Purchasers party thereto from time to time, the Committed Purchasers party thereto from time to time, the Funding Agents for the Ownership Groups party thereto from time to time, and the Administrative Agent; and
NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS

Section 1.01    General. Unless otherwise specifically defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Receivables Purchase and Administration Agreement.
Section 1.02    Additional Specific Defined Terms. In addition, when used herein, the following terms shall have the following specified meanings:
“Aggregate Receivables Balance” means, as of any date of determination, the aggregate of the Receivable Balances of the Receivables that have been sold by Finco to the Purchaser pursuant to the terms hereof and immediately thereafter have been sold by the Purchaser to the Administrative Agent (on behalf of the Owners) pursuant to the terms of the Receivables Purchase and Administration Agreement.
“Deferred Payment Amount” shall have the meaning specified in Section 2.04.
“Excess Purchaser Funds” shall have the meaning specified in Section 7.02.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.
“Purchase Date” means, with respect to each Purchased Asset, the date on which such Receivable and other related Purchased Assets are acquired by the Purchaser from Finco in accordance with the terms of this Agreement.
“Purchased Assets” shall mean (i) the Initial Receivables existing at the close of business on the Initial Cut-Off Date to be sold, transferred, assigned or otherwise conveyed hereunder on the Original Closing Date, (ii) the Additional Receivables to be sold, transferred, assigned or otherwise conveyed hereunder on the applicable Purchase Date~~,~~ (which Additional Receivables may, from and after the November 2021 Amendment Closing Date, include, but will not be limited to, (x) EIP Dealer Receivables and (y) Purchased Assets that Finco purchased from Other TMUS Originators pursuant to the Conveyancing Agreement), (iii) all Related Rights relating to such Receivables, and (iv) all proceeds (including, without limitation, “proceeds” as defined in the Relevant UCC) thereof, provided, that, as agreed and acknowledged in Section 2.01(a), Purchased Assets shall not include bare legal title to related Credit Agreements.
“RSA Purchase Price” shall have the meaning specified in Section 2.01.
ARTICLE II

TRANSFERS OF PURCHASED ASSETS
Section 2.01    Conveyance of the Purchased Assets.
(a)    In consideration of the payment of the RSA Purchase Price as provided herein and subject to the terms and conditions set forth in this Agreement, Finco, on the Original Closing Date has, and on any Business Day thereafter may, sell, transfer, assign, set-over and otherwise convey, and the Purchaser may purchase or accept as a capital contribution, as set forth in Section 2.01(c), all of Finco’s right, title and interest, whether now owned or hereafter acquired, in and to the Purchased Assets (including all Collections associated with the foregoing), the Receivables of which will be identified in the Receivables Schedule to be maintained and updated by Finco or the Servicer. Each such sale, transfer, assignment, set-over and conveyance shall be executed without recourse (other than as expressly provided herein). Finco will provide the Servicer with all the necessary information to produce the Receivables Schedule and the Weekly Receivables File. In connection with the conveyances of the Purchased Assets, in particular, Finco’s right, title and interest to the Credit Agreements, hereunder from time to time, the parties hereto agree and acknowledge that bare legal title to the Credit Agreements shall not be transferred or otherwise conveyed by Finco to the Purchaser. Finco shall retain for servicing convenience bare legal title to the Credit Agreements to be held by Finco for the benefit of the Administrative Agent (for the benefit of the Owners).
(i)    By execution and delivery of this Agreement and delivery of each Receivables Schedule pursuant to Section 2.01(g) to the Purchaser and the Administrative Agent, Finco hereby grants, assigns and sells and contributes to the Purchaser all of its right, title and interest in, to and under the Receivables identified thereon and all Related Rights with respect thereto.
(ii)    By execution and delivery of this Agreement and delivery of each Weekly Receivables File pursuant to Section 2.01(g) to the Purchaser and the Administrative Agent, Finco hereby grants, assigns and sells and contributes to the Purchaser all of its right, title and interest in, to and under the Additional Receivables identified in each Weekly Receivables File and all Related Rights with respect thereto, in each case, as of the Addition Date listed in each such Weekly Receivables File with respect to each Additional Receivable identified therein. This Agreement and the transmittal of the electronic listing of the Receivables in the manner described herein shall constitute Finco’s authentication of a record describing the Receivables and the Related Rights so conveyed for purposes of applicable law, including Article 9 of the Relevant UCC in the applicable jurisdictions and law and regulations relating to electronic signatures.
(b)    The sales, transfers, assignments, set-overs and conveyances described above shall be made in consideration of the Purchaser’s payment, in respect of each such Purchased Assets, of a purchase price (the “RSA Purchase Price”) therefor in an amount equal to the Principal Balance of each Receivable as of the Purchase Date or any other amount that is mutually agreed upon by Finco and the Purchaser as of the Purchase Date; provided that such RSA Purchase Price shall be at least equal to the fair market value thereof.
(c)    The RSA Purchase Price for Purchased Assets purchased by the Purchaser from Finco shall be paid by the Purchaser on each Purchase Date as follows:
(i)    to the extent available for such purpose, in cash held by the Purchaser;
(ii)    the Deferred Payment Amount; and
(iii)    to the extent that available cash and the unpaid Deferred Payment Amount with respect to the Purchased Assets on such date of purchase is less than the RSA Purchase Price, by a capital contribution by Finco to the Purchaser in respect of Finco’s membership interest in the Purchaser, deemed a concurrent assignment of Receivables and conveyance thereof, in an amount equal to the amounts that remain payable for purchases by the Purchaser following the application of clauses (i) and (ii) above.
(d)    The foregoing assignments, transfers, set-overs, and conveyances do not constitute and are not intended to result in a creation or an assumption by the Purchaser of any obligation of Finco, the applicable Other TMUS Originator (if applicable) or any EIP Dealer (if applicable) in connection with the Purchased Assets being so assigned or conveyed, or any agreement or instrument relating thereto, including, without limitation, (i) any obligation to any Obligor and (ii) any taxes, fees, or other charges imposed by any Governmental Authority.
(e)    The parties hereto intend and agree that any conveyance hereunder of Finco’s right, title, and interest in and to the Purchased Assets is, and is intended to be, an absolute conveyance and transfer of ownership of the Purchased Assets, conveying good title and ownership, not a transfer to secure a loan or other payment obligation or any transfer subject to any right of redemption, and that such Purchased Assets shall not be part of Finco’s estate in the event of the filing of a bankruptcy petition or other action by or against any such Person under any Insolvency Law. In the event that, notwithstanding such intent and agreement, any conveyance hereunder shall be determined by a court of competent jurisdiction not to be a conveyance of ownership, Finco hereby grants and assigns to the Purchaser a perfected first priority security interest in (i) such Purchased Assets and (ii) all income from and proceeds of the foregoing, and this Agreement shall constitute a security agreement under applicable law, securing the obligations of Finco to the Purchaser hereunder, including the obligation to transfer absolute ownership of such Purchased Assets. If such conveyance is deemed to be the mere granting of a security interest to secure an obligation, the Purchaser may, to secure the Purchaser’s obligations under the Receivables Purchase and Administration Agreement (to the extent that the transfer of Transferred Assets thereunder is deemed to be a mere granting of security interest to secure an obligation), repledge and reassign (i) all or a portion of the Purchased Assets thereunder pledged to the Purchaser and not released or reconveyed from the security interest of this Agreement at the time of such pledge and assignment and (ii) all income from and proceeds of the foregoing. Such repledge and reassignment may be made by the Purchaser with or without a repledge and reassignment by Finco under this Agreement, and without further notice to or acknowledgment from Finco or any other Person.
(f)    To the extent that Finco retains any interest in the Purchased Assets, Finco hereby grants to the Administrative Agent (for the benefit of the Owners) a security interest in all of Finco’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Purchased Assets, to secure the performance of all of the obligations of Finco hereunder and under the Receivables Purchase and Administration Agreement. With respect to such security interest and such collateral, the Administrative Agent shall have all of the rights that it has under the Receivables Purchase and Administration Agreement. The Administrative Agent shall also have all of the rights of a secured creditor under the Relevant UCC.
(g)    Finco shall:
(i)    on or prior to (x) the Original Closing Date, in the case of Initial Receivables, and (y) the applicable Addition Date, in the case of Additional Receivables, indicate in its books and records and on the appropriate computer files that such Receivables and the related Purchased Assets have been sold to the Purchaser in accordance with this Agreement;
(ii)    on or prior to the Original Closing Date, in the case of the Initial Receivables, and on each Determination Date thereafter, cause the Servicer to deliver to the Purchaser the updated Receivables Schedule; and
(iii)    on each Weekly Delivery Date following the November 2020 Amendment Closing Date, cause the Servicer to deliver to the Purchaser the Weekly Receivables File.

Each Receivables Schedule and Weekly Receivables File delivered to the Purchaser by Finco or by the Servicer on its behalf shall be deemed to be “signed” for purposes of the Relevant UCC and an authenticated security agreement for purposes of Sections 9-102 and 9-103 of the Relevant UCC.
Finco represents, warrants and agrees that transmission of each Weekly Receivables File and each Receivables Schedule consisting of, including or accompanied by an electronic file (which may be a PDF or the insertion of the relevant language and names in a Word, Excel or other electronic document) and transmitted either (a) from a Designated Email Address or (b) by a Designated Servicing Officer through a virtual data room (including but not limited to Intralinks) acceptable to the Administrative Agent, shall be evidence of its present intent to adopt or accept such record as the authentication of a security agreement for purposes of Sections 9-102 and 9-203 of any Relevant UCC.
Section 2.02    Assignment of Agreement. The Purchaser has the right to assign its interest under this Agreement to the Administrative Agent (for the benefit of the Owners) as required to effect the purposes of the Receivables Purchase and Administration Agreement, without further notice to, or consent of, Finco, and the Administrative Agent (on behalf of the Owners) shall succeed to such of the rights of the Purchaser hereunder as shall be so assigned. Finco acknowledges that, pursuant to the Receivables Purchase and Administration Agreement, the Purchaser will assign all of its right, title and interest in and to all Purchased Assets and its rights hereunder against Finco, to the Administrative Agent (for the benefit of the Owners). Finco agrees that, upon such assignment to the Administrative Agent (for the benefit of the Owners), such interests and rights will run to and be for the benefit of the Administrative Agent (for the benefit of the Owners) and that the Administrative Agent (on behalf of the Owners) may enforce directly, without joinder of Finco, its rights or interests hereunder in respect of the Purchased Assets so conveyed.
Section 2.03    Conditions Relating to Sales of Receivables. ~~(a)~~
(a)    Finco shall not sell, transfer, assign or otherwise convey Receivables to the Purchaser unless on the applicable Purchase Date the following conditions are satisfied with respect to the Receivables to be sold, transferred, assigned and otherwise conveyed on such date:
(i)    on the applicable Purchase Date, all representations and warranties of Finco contained in this Agreement shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (other than representations and warranties which specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date);
(ii)    Finco shall have filed on or prior to the applicable Purchase Date, as required by Section 4.01, the financing statement(s), naming Finco, as seller, and the Purchaser, as purchaser, with respect to the Purchased Assets, in such a manner and in such jurisdictions as are necessary to perfect the transfer of Finco’s interest in the Purchased Assets to the Purchaser;
(iii)    if such Purchase Date occurs on a Weekly Delivery Date, Finco shall have delivered to the Purchaser an executed Weekly Receivables File relating to the applicable Purchased Assets required to be covered by such Weekly Receivables File; and
(iv)    all Collections required to have been deposited in the Collection Account prior to such Purchase Date shall have been so deposited.

(b)    If an Insolvency Event relating to Finco shall have occurred, Finco shall on the date of such Insolvency Event immediately cease to sell Receivables to the Purchaser. Notwithstanding any cessation of the sale to the Purchaser of additional Receivables, Receivables sold to the Purchaser prior to the occurrence of such Insolvency Event, and Collections in respect of such Receivables, shall continue to be a part of the Purchased Assets and shall be allocated and distributed to the Purchaser in accordance with the terms of this Agreement and the Receivables Purchase and Administration Agreement. Upon the occurrence of an Insolvency Event, Finco shall promptly give notice of such Insolvency Event to the Servicer and the Administrative Agent.
Section 2.04    Deferred Payment Amount. The Purchaser covenants and agrees to immediately after receipt thereof remit and transfer to Finco any amounts received by the Purchaser (as transferor under the Receivables Purchase and Administration Agreement) pursuant to Section 2.8(d)(ii) of the Receivables Purchase and Administration Agreement (collectively, the “Deferred Payment Amount”). The parties acknowledge and agree that the Deferred Payment Amount: (a) will reflect an allocation of 5% of the aggregate amount of the Principal Balances of the Receivables which became Written-Off Receivables and an allocation of 5% of the aggregate amount of Recoveries, and (b) will vary inversely to the amount of such Written-Off Receivables net of such Recoveries.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
Finco, upon execution and delivery of this Agreement by Finco in respect of conveyances hereunder, and on each Purchase Date, makes the following representations and warranties, on which the Purchaser will rely in purchasing and accepting conveyance of the Purchased Assets on the relevant Purchase Date. Such representations and warranties (unless expressly stated otherwise) speak as of the relevant Purchase Date, but shall survive the conveyance of the Purchased Assets by the Purchaser pursuant to the Receivables Purchase and Administration Agreement.
Section 3.01    Representations and Warranties. Finco hereby represents and warrants to the Purchaser as of the ~~2018~~November 2021 Amendment Closing Date and each Purchase Date thereafter that:
(a)    Organization and Good Standing. Finco is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation, and has the limited liability power to own its assets and to transact the business in which it is currently engaged. Finco is duly qualified to do business as a foreign company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of Finco or the Purchaser or Finco’s ability to perform its duties hereunder. Finco is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, acquire or own, and (if Finco is to be the Servicer or a permitted subservicer of the Servicer) service the Receivables in accordance with the terms of the Receivables Purchase and Administration Agreement;
(b)    Authorization; Binding Obligation. Finco has the power and authority to make, execute, deliver and perform this Agreement and the other Related Documents to which Finco is a party and all of the transactions contemplated under this Agreement and the other Related Documents to which Finco is a party, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which Finco is a party. This Agreement and the other Related Documents to which Finco is a party have been duly executed and delivered by Finco and constitute the legal, valid and binding obligation of Finco, enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, any applicable law imposing limitations upon, or otherwise affecting, the availability or enforcement of rights to indemnification hereunder, and by the availability of equitable remedies;
(c)    No Consent Required. Finco is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Related Documents to which Finco is a party;
(d)    No Violations. Finco’s execution, delivery and performance of this Agreement and the other Related Documents to which it is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the certificate of formation or limited liability company agreement of Finco, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Finco is a party or by which it or any of its properties may be bound;
(e)    Separateness from the Purchaser. Finco is, and all times since its organization has been, operated in such a manner that it would not be substantively consolidated with the Purchaser and such that the separate existence of the Purchaser would not be disregarded in the event of a bankruptcy or insolvency of Finco;
(f)    No Conflict. The execution and delivery by Finco of this Agreement and the performance by Finco of the transactions contemplated by this Agreement and the fulfillment by Finco of the terms hereof applicable to Finco, will not conflict with or violate any organizational documents or by-laws applicable to Finco or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Finco is a party or by which it or its properties are bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on Finco or the transactions contemplated by, or its ability to perform its obligations under, this Agreement);
(g)    No Proceedings. There are no Proceedings or investigations pending or, to the best knowledge of Finco, threatened, against Finco before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Finco, would materially and adversely affect the performance by Finco of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement which, in each case, if adversely determined would be reasonably likely to result in a material adverse effect on the transactions contemplated by, or Finco’s ability to perform its respective obligations under, this Agreement; and
(h)    Insolvency. Finco, on the date of and after giving effect to conveyances made hereunder, is solvent, no Insolvency Event with respect to Finco has occurred and the transfer of the Receivables and Related Rights by Finco to the Purchaser has not been made in contemplation of the occurrence thereof.
Section 3.02    Receivables Representations and Warranties. Finco hereby represents and warrants to the Purchaser that the representations and warranties set forth in Section 3.2 of the Receivables Purchase and Administration Agreement are true and correct as of the Original Closing Date (in connection with the Initial Receivables) and each relevant Purchase Date (in connection with Additional Receivables) with respect to the Receivables being conveyed to the Purchaser on each such date. The representations and warranties set forth in Section 3.2 of the Receivables Purchase and Administration Agreement shall survive the transfers and assignments of the Receivables by Finco to the Purchaser pursuant to the terms hereof, and the sales, transfers, assignments and conveyances of the Receivables by the Purchaser to the Administrative Agent (for the benefit of the Owners) pursuant to the Receivables Purchase and Administration Agreement. Upon discovery by any Authorized Officer of Finco of a breach of any of the representations or warranties set forth in Section 3.2 of the Receivables Purchase and Administration Agreement, Finco shall give notice to the Purchaser and the Administrative Agent within five (5) Business Days following such discovery, provided that failure to give notice within five (5) Business Days does not preclude subsequent notice.
Section 3.03    Survival of Representations; Reliance. The representations and warranties set forth in Section 3.01 shall survive the sale of the Receivables to the Purchaser. Finco hereby acknowledges that the Purchaser intends to rely on the representations hereunder in connection with representations made by the Purchaser to secured parties, assignees or subsequent transferees including but not limited to transfers made by the Purchaser to the Administrative Agent (for the benefit of the Owners) pursuant to the Receivables Purchase and Administration Agreement, and Finco hereby consents to such reliance.
ARTICLE IV

PERFECTION OF TRANSFER AND PROTECTION
OF SECURITY INTERESTS
Section 4.01    Filing. On or prior to the Original Closing Date, Finco shall cause to be filed the financing statement(s) naming Finco, as seller, and the Purchaser, as purchaser, of the Purchased Assets, required or contemplated hereunder in such a manner and in such jurisdictions as are necessary to perfect the transfer of Finco’s interest in the Purchased Assets to the Purchaser. Finco shall deliver a file-stamped copy of such financing statements (and any related amendments) or other evidence of such filings to the Purchaser promptly after receipt thereof by Finco. In addition, from time to time Finco shall take or cause to be taken such actions and execute such documents as are necessary or desirable or as the Purchaser may reasonably request to perfect, maintain and protect the Purchaser’s interest in the Purchased Assets against all other Persons, including, without limitation, the timely filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.
Section 4.02    Name Change or Reorganization.
(a)    Until the date on which the Receivables Purchase and Administration Agreement is no longer in effect, Finco shall not change its name, type of organization or organizational jurisdiction for which financing statements have been filed in accordance with the Related Documents, without first (i) giving at least thirty (30) days’ prior written notice to the Purchaser and the Administrative Agent and (ii) delivering to the Purchaser an Opinion of

Counsel to the effect that all actions have been taken, and all filings have been made, as are necessary to continue and maintain the first priority perfected ownership interest of the Purchaser in the Purchased Assets.
(b)    If any change in Finco’s name, type of organization or organizational jurisdiction or other action would make any financing or continuation statement or notice of ownership interest or lien filed in connection with any Related Document seriously misleading within the meaning of applicable provisions of the Relevant UCC or any title statute, or would otherwise impair the perfection of any lien contemplated hereunder or under any other Related Document, Finco, no later than thirty (30) days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Purchaser’s interests herein and in the Purchased Assets and the Collections associated therewith. In addition, Finco shall not change its organizational jurisdiction for which financing statements have been filed in accordance with the Related Documents, unless it has first taken such action as is necessary to preserve and protect the Purchaser’s interest in the Purchased Assets.
Section 4.03    Sale Treatment. Finco and the Purchaser shall treat each conveyance of Purchased Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase, and in all events as a conveyance of ownership, on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding anything to the contrary stated herein, Finco and the Purchaser hereby agree that, except as otherwise required by applicable law, the conveyance of the Purchased Assets made hereunder shall be treated as a loan by the Purchaser to Finco of the proceeds of such conveyance for U.S. federal income tax purposes and state or local income tax and transactional tax purposes.
ARTICLE V

REMEDIES UPON MISREPRESENTATION
Section 5.01    Breach of Representations and Warranties. In the event that the Purchaser, pursuant to Section 2.12 of the Receivables Purchase and Administration Agreement, repurchases Ineligible Receivables and other Purchased Assets from the Administrative Agent (on behalf of the Owners), such Ineligible Receivables and other Purchased Assets shall immediately thereafter be repurchased by Finco from the Purchaser, automatically, and without further action by the Purchaser or Finco, on the same date, for the same amount and on the same terms of the corresponding repurchases by the Purchaser to take place under Section 2.12 of the Receivables Purchase and Administration Agreement. All of the retransfers of Receivables contemplated by this Section 5.01 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed. Upon payment of the amounts described in this Section 5.01, the Purchaser shall assign to Finco all of the Purchaser’s right, title and interest in the Ineligible Receivables and other Purchased Assets, in each case received and released from the Purchaser in accordance with the Receivables Purchase and Administration Agreement, without recourse, representation or warranty.
Section 5.02    Retransfer of Written-Off Receivables. In the event that the Purchaser, pursuant to Section 2.13 of the Receivables Purchase and Administration Agreement, ~~retransfers~~receives a retransfer of Receivables that, immediately prior to such ~~repurchase~~retransfer, will become Written-Off Receivables (each such Receivable, an “Imminent Written-Off Receivable”) ~~to the Purchaser~~, then such Imminent Written-Off Receivables shall immediately thereafter be retransferred by the Purchaser to Finco, automatically, and without any further action by the Purchaser or Finco. All of the retransfers of Imminent Written-Off Receivables contemplated by this Section 5.02 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed. In connection with the retransfers of Imminent Written-Off Receivables contemplated by this Section 5.02, the Purchaser shall assign, set over and otherwise convey to Finco all of the Purchaser’s right, title, and interest to the Imminent Written-Off Receivables. For purposes of this Section 5.02, the Purchaser shall be prohibited from retransferring Imminent Written-Off Receivables to Finco if at the time of such retransfer, and after giving effect thereto, the aggregate Receivable Balances immediately prior to the retransfer for all retransferred Imminent Written-Off Receivables during the past twelve (12) months would exceed 10.00% of the Aggregate Receivables Balance. For the avoidance of doubt, such limit described in the immediately preceding sentence shall not apply to transfers from the Administrative Agent by the Purchaser pursuant to Section 2.13 of the Receivables Purchase and Administration Agreement.
~~Section 5.03    Jump Repurchases~~
Section 5.03    Upgrade Contract Payment Right Reassignments; Malbec Retransfers. (a) In the event that the Purchaser, pursuant to Section 2.15(a) of the Receivables Purchase and Administration Agreement, is required or elects to replace Eligible ~~Jump~~Upgrade Receivables with Replacement Receivables, Finco shall transfer Receivables to the Purchaser in the amount of such required Replacement Receivables (as provided in Section 2.15(a) of the Receivables Purchase and Administration Agreement) in consideration of the automatic ~~retransfer~~reassignment of the related ~~Third Party~~Upgrade Contract Payment Rights solely with respect to the related Eligible Upgrade Receivables to Finco, so that the Purchaser can fulfill its obligations under Section 2.15(a) of the Receivables Purchase and Administration Agreement.(b)    In the event that the Purchaser, pursuant to Section 2.21(a) of the Receivables Purchase and Administration Agreement, replaces ~~Malbec~~the Malbec Receivable Promotional Credit portion of any Malbec Receivable with one or more Replacement Receivables, Finco shall transfer one or more Receivables to the Purchaser in the amount of such required Replacement Receivables (as provided in Section 2.21(a) of the Receivables Purchase and Administration Agreement) in consideration of the automatic ~~retransfer~~reassignment of the Malbec Receivable Promotional Credit portion of such Malbec ~~Receivables, and~~Receivable, and the Malbec Receivable Promotional Credit portion of such Malbec ~~Receivables~~Receivable shall immediately thereafter be retransferred, automatically, and without further action by the Purchaser or Finco, on the same date by the Purchaser to Finco.
(c)    All of the retransfers of Receivables contemplated by this Section 5.03 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed.
Section 5.04    EPS/HPP Receivables Retransfer. In the event that EPS/HPP Receivables are automatically retransferred to the Purchaser pursuant to Section 2.22 of the Receivables Purchase and Administration Agreement, then such EPS/HPP Receivables shall immediately thereafter be retransferred by the Purchaser to Finco, automatically, and without any further action by the Purchaser or Finco. All of the retransfers of EPS/HPP Receivables contemplated by this Section 5.04 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed. In connection with the retransfers of EPS/HPP Receivables contemplated by this Section 5.04, the Purchaser shall assign, set over and otherwise convey to Finco all of the Purchaser’s right, title, and interest to the EPS/HPP Receivables.
Section 5.05    Credit Agreement Responsibility Transfers. (a) Subject to the prohibition set forth in Section 5.05(c) below, in the event that that an Asset Base Deficiency under the Receivables Purchase and Administration Agreement would occur as a result of a

Transferred Receivable becoming a Change of Responsibility Receivable thereunder and the Purchaser, pursuant to Section 2.15(d)(i) of the Receivables Purchase and Administration Agreement, replaces or repurchases Change of Responsibility Receivables and other Purchased Assets, such Change of Responsibility Receivables and other Purchased Assets shall immediately thereafter be replaced or repurchased, as applicable, automatically, and without further action by ~~the Purchaser or~~ Finco, on the same date, for the same amount and on the same terms of the corresponding replacement or repurchase by the Purchaser, as applicable, to take place under Section 2.15(d)(i) of the Receivables Purchase and Administration Agreement so that the Purchaser can fulfill its obligations thereunder.
(b)    ~~(a)~~ Subject to the prohibition set forth in Section 5.05(c) below, to the extent that an Asset Base Deficiency under the Receivables Purchase and Administration Agreement would not occur as a result of a Transferred Receivable becoming a Change of Responsibility Receivable thereunder, Finco shall have the right to direct the Purchaser to replace or repurchase such Change of Responsibility Receivable and other Purchased Assets pursuant to the terms set forth in Section 2.15(d)(ii) of the Receivables Purchase and Administration Agreement. In the event that Finco has so directed the Purchaser, the Purchaser shall abide by such direction and replace or repurchase such Change of Responsibility Receivables and other Purchased Assets pursuant to the terms set forth in Section 2.15(d)(ii) of the Receivables Purchase and Administration Agreement, and such Change of Responsibility Receivables and other Purchased Assets shall immediately thereafter be replaced or repurchased, as applicable, automatically, and without further action by the Purchaser or Finco, on the same date, for the same amount and on the same terms of the corresponding replacement or repurchase by the Purchaser, as applicable, to take place under Section 2.15(d)(ii) of the Receivables Purchase and Administration Agreement.
(c)    ~~(b)~~ For purposes of this Section 5.05, Finco shall be prohibited from repurchasing or replacing Change of Responsibility Receivables pursuant to the terms hereof if at the time of such repurchase or replacement, as applicable, and after giving effect thereto, the aggregate Receivables Balances immediately prior to the repurchase or replacement, as applicable, for all Change of Responsibility Receivables repurchased or replaced by Finco during the past twelve (12) months would exceed 3.75% of the Aggregate Receivables Balance. In the event that such prohibition applies, Finco will no longer consent to (or permit any of its Affiliates to consent to) any Receivable that has been transferred by Finco to the Purchaser pursuant to the terms hereof from becoming a Change of Responsibility Receivable.
(d)    ~~(c)~~ All of the retransfers of Receivables contemplated by this Section 5.05 shall occur without recourse to, and without warranty of any kind deemed to have been made by, the Purchaser, and all representations and warranties are hereby expressly disclaimed. Upon the payment of the amounts or the transfer of the Receivables described in this Section 5.05, the Purchaser shall assign to Finco all of the Purchaser’s right, title and interest in the related Change in Responsibility Receivable and other Purchased Assets, in each case received and released from the Purchaser in accordance with the Receivables Purchase and Administration Agreement, without recourse, representation or warranty.
Section 5.06    Seller Deposits. The Seller hereby agrees, for the benefit of the Purchaser and its permitted assignees under the Related Documents, that, in the event that the Purchaser is required or elects to deposit funds in any amount into the Collection Account with respect to (A) Ineligible Receivables pursuant to Section 2.12 of the Receivables Purchase and Administration Agreement, (B) Eligible ~~Jump~~Upgrade Receivables pursuant to Section 2.15(a) of the Receivable Purchase and Administration Agreement, (C) any Change of Responsibility Receivables pursuant to Section 2.15(d) of the Receivables Purchase and Administration Agreement, and (D) Receivables subject to any downward adjustments contemplated by Section 6.15 of the Receivables Purchase and Administration Agreement, then in each case the Seller shall make a deposit of funds into the Collection Account in such amount on behalf of the Purchaser and in satisfaction of the Purchaser’s obligations under Section 2.12, Section 2.15(a), Section 2.15(d) or Section 6.15 (as the case may be) of the Receivables Purchase and Administration Agreement. To the extent that Finco deposits amounts into the Collection Account in satisfaction of the Purchaser’s obligations under Section 2.12, Section 2.15(a), or Section 2.15(d) (as the case may be) of the Receivables Purchase and Administration Agreement, Finco shall also satisfy its obligations pursuant to the corresponding provisions set forth in Sections 5.01 through 5.05 above.
ARTICLE VI

COVENANTS
Section 6.01    Compliance with Law. Finco will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications and privileges would not materially adversely affect the collectibility of the Receivables or the ability of Finco to perform its obligations under the Related Documents in all material respects.
Section 6.02    Performance of Credit Agreements. Finco will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Credit Agreements related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policies in regard to each Purchased Asset.
Section 6.03    No Adverse Claims. Finco will not sell, pledge, assign (by operation of law or otherwise) or transfer to any other Person, or otherwise dispose of, or grant, create, incur, assume or suffer to exist any Lien (arising through or under Finco) upon or with respect to, any Purchased Asset or any interest therein, or assign any right to receive income in respect thereof, or take any other action inconsistent with the Purchaser’s ownership of, the Purchased Assets, except to the extent arising under any Related Document, and Finco shall not claim any ownership interest in any Purchased Asset and shall defend the right, title and interest of the Purchaser in, to and under the Purchased Assets against all claims of third parties claiming through or under Finco. Finco shall not grant to any Person other than the Purchaser a security interest in (a) Collections prior to the time they are deposited in the Collection Account pursuant to Section 2.8 of the Receivables Purchase and Administration Agreement, or (b) Collections held in the Collection Account or the Collection Account itself. Finco shall notify the Purchaser promptly after becoming aware of any Lien arising through or under Finco on any Purchased Assets other than the conveyances hereunder.
Section 6.04    Modification of Receivables. Except as provided in Section 3.7(u) and Section 6.5(c) of the Receivables Purchase and Administration Agreement, Finco will not (a) extend the maturity or adjust the Receivable Balance or otherwise modify the terms of any Receivable in a manner that would result in the Dilution of such Receivable or that would otherwise prevent such Receivable from being an Eligible Receivable unless, in each case, Finco shall have been deemed to have received a Collection in respect of such Receivable, or (b) amend, modify or waive in any material respect any term or condition relating to payments under or enforcement of any Credit Agreement related thereto.
Section 6.05    Marking of Records. At its expense, Finco will maintain records evidencing the Purchased Assets with a legend evidencing that such Purchased Assets have been sold in accordance with this Agreement.
Section 6.06    Sales Tax. (i) Finco will pay all sales, excise or other taxes with respect to the Receivables originated by it to the applicable taxing authority when due and (ii) pursuant to the Conveyancing Agreement, each Other TMUS Originator will pay all sales, excise or other taxes with respect to the Receivables originated by it to the applicable taxing authority when due.
Section 6.07    Obligations of Finco. Except as otherwise expressly provided herein, the obligations of Finco to make the deposits and other payments contemplated by this Agreement are absolute and unconditional and all payments to be made by Finco under or in connection with this Agreement shall be made free and clear of, and Finco hereby irrevocably and unconditionally waives all rights of, any counterclaim, set-off, deduction or other analogous rights or defenses, in connection with such obligations, which it may have against the Purchaser. All stamp, documentary, registration or similar duties or taxes, including withholding taxes and any penalties, additions, fines, surcharges or interest relating thereto, which are imposed or chargeable in connection with this Agreement shall be paid by Finco; provided that the Purchaser shall be entitled, but not obliged, to pay any such duties or taxes whereupon Finco shall on demand indemnify such party against those duties or taxes and against any costs and expenses so incurred by it in discharging them.
Section 6.08    Books of Account. At all times, Finco and the Purchaser will maintain books of account, with the particulars of all monies, goods and effects belonging to or owing to Finco or the Purchaser or paid, received, sold or purchased in the course of Finco’s or the Purchaser’s business, and of all such other transactions, matters and things relating to the business of Finco or the Purchaser.
Section 6.09    Corporate Existence; Merger or Consolidation.
(a)    Except as otherwise provided in this Section 6.09, Finco will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of its jurisdiction of formation, and Finco will obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Related Documents and any of the Purchased Assets which have been conveyed under a Related Document, and to perform its duties under this Agreement.
(b)    Any Person into which Finco may be merged or consolidated, or any entity resulting from such merger or consolidation to which Finco is a party, or any Person succeeding to the business of Finco, shall be successor to Finco hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
(c)    Finco will remain the sole member of the Purchaser.
Section 6.10    Separate Existence.

(a)    Each of Finco and the Purchaser shall hold itself out to the public as a legal entity separate and distinct from any other person and conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that it is responsible for the debts of any third party (including any of its affiliates).
(b)    Neither Finco nor the Purchaser will take any action with respect to Purchaser or its assets that is inconsistent with statements made in clause (a).
(c)    Finco will not take any action that would cause the Purchaser to contravene the separateness covenants set forth in Section 3.6(p) of the Receivables Purchase and Administration Agreement.
Section 6.11    Notice of Breach. Upon discovery by Finco or the Purchaser of a breach of any of the representations and warranties in Section 3.01 or Section 3.02, the party discovering such breach shall give written notice to the other party and the Administrative Agent within five (5) Business Days following such discovery, provided that failure to give notice within five (5) Business Days does not preclude subsequent notice.
ARTICLE VII
CERTAIN OTHER AGREEMENTS
Section 7.01    Security Interests. Finco will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Purchased Assets, whether now existing or hereafter transferred to the Purchaser, or any interest therein (except as otherwise permitted in the Related Documents). Finco will immediately notify the Purchaser of the existence of any lien on any Purchased Assets; and Finco shall defend the right and interest of the Purchaser in, to and under the Purchased Assets, against all claims of third parties.
Section 7.02    Application of Excess Purchaser Funds. On each Business Day, to the extent that the Purchaser has available cash that is not otherwise being used for repurchases of Ineligible Receivables or payment of its other obligations under the Related Documents (such excess cash, “Excess Purchaser Funds”), the Purchaser shall use such Excess Purchaser Funds to make the following purchases or allocations in the following order of priority:
(a)    pay to Finco the RSA Purchase Price for new Receivables pursuant to the terms and conditions of Article II hereof; and
(b)    to the extent any Excess Purchaser Funds are remaining following the application of clause (a), make a dividend payment to Finco, in respect of Finco’s membership interest in the Purchaser (so long as such dividend payment is not otherwise prohibited by the terms of the Receivables Purchase and Administration Agreement).
Section 7.03    Delivery of Collections. Finco agrees to pay to the Servicer promptly any misdirected Collections received by Finco in respect of the Receivables, for application in accordance with Section 2.8 of the Receivables Purchase and Administration Agreement.
Section 7.04    Separate Entity Existence. Finco shall cooperate with the Purchaser in complying with, and as sole member of the Purchaser agrees to cause the Purchaser to comply with, in all material respects, the covenants of the Purchaser set forth in Section 3.6, Section 3.9 and Section 3.10 of the Receivables Purchase and Administration Agreement.

Section 7.05    Right of First Refusal. To the extent that the Purchaser has elected to trigger its right of first refusal to repurchase Receivables from the Administrative Agent under the Receivables Purchase and Administration Agreement (pursuant to Section 9.17 thereof), Finco or one (or more) of the Other TMUS Originators shall have a right of first refusal to repurchase such Receivables in cash at the same price (and in the same manner) as set forth with respect to the Purchaser’s right of first refusal pursuant to Section 9.17 of the Receivables Purchase and Administration Agreement.
Section 7.06    Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the parties hereto mutually agree to terminate this Agreement; provided, that the parties agree that this Agreement may not be terminated until the Purchaser has satisfied all of its payment obligations to the Owners, the Administrative Agent and the Funding Agents under the Receivables Purchase and Administration Agreement.
Section 7.07    Seller Indemnification. The Seller hereby undertakes, in favor of the Purchaser, the Owners and the Funding Agents, the Purchaser’s indemnification obligations as set forth in Article VIII of the Receivables Purchase and Administration Agreement, mutatis mutandis, and agrees that any obligee in respect of such obligations may obtain satisfaction of such obligations directly from the Seller without first resorting to the Purchaser, in each case as the Seller had itself directly entered into such obligation in favor of such obligee.
Section 7.08    Operation of Indemnities. Indemnification under this Article VII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments to the Purchaser pursuant to this Article VII and the Purchaser thereafter collects any of such amounts from others, the Purchaser will repay such amounts collected to the Seller, except that any payments received by the Purchaser from an insurance provider as a result of the events under which the Seller’s indemnity payments arose shall be repaid prior to any repayment of the Purchaser’s indemnity payment.
ARTICLE VIII

MISCELLANEOUS
Section 8.01    Amendment. (a) This Agreement may be amended from time to time by Finco and the Purchaser, by a written instrument signed by each of them, without the consent of the Administrative Agent (on behalf of the Owners), in order to (i) cure any ambiguity, or (ii) correct or supplement any provision herein or in any amendment hereto that may be inconsistent with any other provision herein or in any amendment hereto; provided, however, that Finco shall have delivered to the Administrative Agent an Officer’s Certificate, dated the date of any such amendment, to the effect that Finco reasonably believes that taking such action will not have an Adverse Effect. Additionally, notwithstanding the preceding sentence, this Agreement may be amended by Finco and the Purchaser, by a written instrument signed by each of them, without the consent of the Administrative Agent (on behalf of the Owners), to add, modify or eliminate such provisions as may be necessary or advisable in order to enable the Purchaser to avoid the imposition of state or local income or franchise taxes imposed on the Purchaser’s property or its income; provided, however, that (x) Finco delivers to the Administrative Agent an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, and (y) such amendment does not affect the rights, duties or obligations of the Administrative Agent hereunder.
(b)    This Agreement may also be amended from time to time by Finco and the Purchaser with the consent of the Administrative Agent (on behalf of the Owners), in accordance with the terms of the Receivables Purchase and Administration Agreement.

(c)    Promptly after the execution of any such amendment (other than an amendment pursuant to clause (a)), the Purchaser shall furnish notification of the substance of such amendment to the Administrative Agent. The Administrative Agent will deliver or otherwise make such notification available to the Owners.
(d)    It shall not be necessary for the consent of the Owners under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Owners shall be subject to such reasonable requirements as the Administrative Agent may prescribe.
Section 8.02    Notices. All notices, demands, certificates, requests and communications hereunder (“notices”) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one (1) Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a confirmation or receipt, in all cases addressed to the recipient as follows:
(i)    If to Finco:
T-Mobile Financial LLC
12920 SE 38th Street
Bellevue, WA 98006
Facsimile: (425) 383-4840
Attention: Johannes Thorsteinsson

With a copy to:
T-Mobile Financial LLC
12920 SE 38th Street
Bellevue, WA 98006
Facsimile: (425) 383-4840
Attention: General Counsel

With a copy to:
Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 849-5608
Attention: Sagi Tamir

(ii)    If to the Purchaser:
T-Mobile Handset Funding LLC
12920 SE 38th Street
Bellevue, WA 98006
Facsimile: (425) 383-4840
Attention: Johannes Thorsteinsson

With a copy to:
T-Mobile Handset Funding LLC
12920 SE 38th Street

Bellevue, WA 98006
Facsimile: (425) 383-4840
Attention: General Counsel

With a copy to:
Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 849-5608
Attention: Sagi Tamir

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.
Section 8.03    Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, with respect to the subject matter hereof are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.
Section 8.04    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
Section 8.05    Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement shall remain operative and in full force and effect and shall survive conveyance of the Purchased Assets by the Purchaser to the Administrative Agent (for the benefit of the Owners) pursuant to the Receivables Purchase and Administration Agreement.
Section 8.06    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to the principles of conflicts of law thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
Section 8.07    No Bankruptcy Petition. The parties hereto covenant and agree that, prior to the date that is two (2) years and one (1) day after the payment in full of all amounts owing to the Owners pursuant to the terms of the Receivables Purchase and Administration Agreement in respect of all outstanding payment obligations, it will not institute against, or solicit or join in or cooperate with or encourage any Person to institute against, the Purchaser or the Administrative Agent, any bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 8.07 will survive the termination of this Agreement.
Section 8.08    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid or unenforceable, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 8.09    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or Finco, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.
Section 8.10    Counterparts. This Agreement may be executed in two or more counterparts, including by electronic imaging transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
Section 8.11    Other Agreements. The parties hereto agree that, to the extent the parties enter into other agreements relating to the transactions contemplated hereby, the terms and conditions of this Agreement and the other Related Documents shall govern any provisions herein which may be inconsistent with any provisions of the other agreements.
Section 8.12    JURISDICTION. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 8.13     WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OF THIS AGREEMENT OR A RELATED DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT.
Section 8.14    Parties’ Agreement. The parties hereto agree to the following terms and conditions: (a) on the Amendment Closing Date, Finco holds all of the outstanding membership interests of the Purchaser, (b) Finco shall, so long as this Agreement remains in effect, remain the sole member of the Purchaser, (c) the Purchaser is a special and limited purpose limited liability company whose limited purpose reasonably relates to the telecommunications industry, and (d) the transactions contemplated hereby shall constitute arms-length sales, assignments, conveyances, transfers and other dispositions of assets or rights by Finco to the Purchaser.

Section 8.15    Further Assurances. The Purchaser and Finco agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Administrative Agent more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or amendments thereto or equivalent documents relating to the Purchased Assets for filing under the provisions of the Relevant UCC or other law of any applicable jurisdiction.
Section 8.16    Third-Party Beneficiaries. The parties hereto hereby agree that each of the Owners and the Funding Agents shall be an intended third-party beneficiary of this Agreement, entitled to enforce this Agreement against the Seller and the Purchaser as if each such Person were a party hereto.
Section 8.17    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

T-MOBILE FINANCIAL LLC By: Name: Title:

T-MOBILE HANDSET FUNDING LLC By: Name: Title: